UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2011 (November 30, 2011)

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in its charter)

Delaware	811-21652	20-1923642
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2455 Corporate West Drive
Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (630) 505-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01                      Regulation FD Disclosure.

Amended and Restated By-Laws.  On November 30, 2011, the Board of Trustees of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) amended and restated in its entirety the By-Laws of the Fund (the “Amended and Restated By-Laws”).  The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated By-Laws of Fiduciary/Claymore MLP Opportunity Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

	By:	/s/ Mark Mathiasen
	Name:	Mark Mathiasen
	Title:	Secretary
DATE: December 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Fiduciary/Claymore MLP Opportunity Fund

4